UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2006

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	225 West Wacker Drive Chicago, Illinois	60606
	(Address of principal executive offices)	(Zip Code)

(312) 696-6000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.      Completion of Acquisition or Disposition of Assets.

On March 1, 2006, Morningstar, Inc., an Illinois corporation (Morningstar), completed the acquisition of all the outstanding capital stock Ibbotson Associates, Inc., an Illinois corporation (Ibbotson), from Roger G. Ibbotson, Jody L. Sindelar, The Timothy Ibbotson-Sindelar Spray Trust, and The Tyler Ibbotson-Sindelar Spray Trust (collectively, the Ibbotson Shareholders) for a purchase price of approximately $83 million in cash, subject to adjustment for working capital and other items. A portion of the purchase price was applied to cancel all outstanding options to purchase Ibbotson stock. Morningstar anticipates realizing approximately $10 million in cash tax benefits in 2006 related to payment for the cancellation of Ibbotson’s stock options.

The terms of the transaction are set forth in the Stock Purchase Agreement dated as of December 9, 2005 among Morningstar and the Ibbotson Shareholders (the Stock Purchase Agreement). Ibbotson owns all the outstanding units of limited liability company interest in Ibbotson Associate Advisors, LLC and 68% of the outstanding shares of Ibbotson Associates Japan Kabushiki Kaisha. Morningstar announced the execution of the Stock Purchase Agreement on December 12, 2005.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement that Morningstar filed on December 14, 2005 with its Current Report on Form 8-K announcing the execution of the Stock Purchase Agreement, and that is also listed as Exhibit 2.1 hereto and incorporated herein by reference.

A copy of Morningstar’s press release, dated March 1, 2006, which announced the completion of the transaction, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(a)                                  Financial statements of business acquired.

The financial statements required by Rule 3-05(b) of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than May 17, 2006.

(b)                                 Pro forma financial information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than May 17, 2006.

(d)                                 Exhibits:

Exhibit No.	Description

2.1

Stock Purchase Agreement dated as of December 9, 2005 by and among Morningstar, Roger G. Ibbotson, Jody L. Sindelar, The Timothy Ibbotson-Sindelar Spray Trust, and The Tyler Ibbotson-Sindelar Spray Trust (incorporated by reference to Exhibit 2.1 of Morningstar’s Current Report on Form 8-K filed on December 14, 2005.)

99.1	Press Release dated March 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: March 1, 2006	By:	/s/ Martha Dustin Boudos
	Name:	Martha Dustin Boudos
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Stock Purchase Agreement dated as of December 9, 2005 by and among Morningstar, Roger G. Ibbotson, Jody L. Sindelar, The Timothy Ibbotson-Sindelar Spray Trust, and The Tyler Ibbotson-Sindelar Spray Trust (incorporated by reference to Exhibit 2.1 of Morningstar’s Current Report on Form 8-K filed on December 14, 2005.)

99.1	Press Release dated March 1, 2006.